UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                        -----------------------------

       Date of Report (Date of earliest event reported): February 23, 2006

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

   Netherlands Antilles             0-19961                     N/A
(State or other jurisdiction  Commission File Number      (I.R.S. Employer
    of incorporation)                                     Identification Number)
                        -----------------------------

                           7 Abraham de Veerstraat
                                  Curacao
                            Netherlands Antilles                   N/A
                  (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525
                       ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.   Registrant's Business and Operations.
             ------------------------------------

Item 1.01.   Entry into a Material Definitive Agreement.
             ------------------------------------------

         Intavent Orthofix Limited ("IOL"), a wholly-owned subsidiary of Orthofix International N.V., entered into a settlement agreement (the "Agreement") with Galvin Mould effective as of February 23, 2006 in connection with his resignation from the Company. Mr. Mould served as the President of the International Division of Orthofix International N.V. since January 1, 2004. Under the Agreement, Mr. Mould was entitled to his salary accrued up to the resignation date, his bonus entitlement of $25,344 under an incentive compensation plan, additional compensation for termination of employment of (pound)214,250 and an additional sum of (pound)34,973 in exchange for agreeing to certain restrictions, including confidentiality and non-compete covenants and an agreement not to solicit clients, customers and employees for six months following his resignation. IOL also will maintain Mr. Mould's medical insurance coverage until February 22, 2007, which coverage is valued at $4,836. Mr. Mould agreed to release any claims against IOL or any of its holding companies, parents or subsidiaries.

         A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the foregoing description should be read in conjunction with such exhibit.

Item 1.02.   Termination of a Material Definitive Agreement.
             ----------------------------------------------

         The settlement agreement terminates Mr. Mould's employment and his employment agreement dated April 22, 1999.

(d)      Exhibits:

Exhibit No.       Description of Document
-----------       -----------------------

10.1 Settlement Agreement between Intavent Orthofix Limited and Galvin Mould, dated February 23, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ORTHOFIX INTERNATIONAL N.V.

                                By: /s/ Raymond C. Kolls
                                   -------------------------------------
                                   Name:  Raymond C. Kolls
                                   Title: Vice President, General Counsel &
                                          Corporate Secretary



Date:    April 17, 2006